REPAY Reports Third Quarter 2024 Financial Results

Gross Profit Growth of 9% in Q3 and 8% YTD (9% YTD on an organic basis1)

Strong Adjusted EBITDA Growth and Accelerating Free Cash Flow Conversion

Updated 2024 Outlook, Increasing Free Cash Flow Conversion for 2024

ATLANTA, November 12, 2024 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of vertically-integrated payment solutions, today reported financial results for its third quarter ended September 30, 2024.

Third Quarter 2024 Financial Highlights

(in $ millions)	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	YoY Change
Revenue	$74.3	$76.0	$80.7	$74.9	$79.1	6%
Gross profit (1)	56.7	58.7	61.5	58.6	61.6	9%
Net (loss) income	(6.5)	(77.7)	(5.4)	(4.2)	3.2	-
Adjusted EBITDA (2)	31.9	33.5	35.5	33.7	35.1	10%
Net cash provided by operating activities	28.0	34.9	24.8	31.0	60.1	115%
Free Cash Flow (2)	13.9	21.8	13.7	19.3	48.8	250%

(1)
Gross profit represents revenue less costs of services (exclusive of depreciation and amortization).
(2)
Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See “Non-GAAP Financial Measures” and the reconciliation of Adjusted EBITDA and Free Cash Flow to their most comparable GAAP measure provided below for additional information.

“Q3 represented another quarter of profitable growth and accelerating Free Cash Flow conversion at REPAY,” said John Morris, CEO of REPAY. “We continue to see growth across many areas of our business and remain focused on executing our strategy to capture embedded payment flows from clients within our verticals. We believe this approach, along with new software partnerships and further enhancing our payment technology platform, will continue to help us drive sustainable growth, strong cash generation, and value for our shareholders. REPAY remains committed to efficiently allocating capital, which may include organic investments, strategic M&A, and opportunistically repurchasing shares.”

Third Quarter 2024 Business Highlights

The Company's achievements in the quarter, including those highlighted below, reinforce management's belief in the ability of the Company to drive durable and sustained growth across REPAY's diversified business model.

•
9% year-over-year gross profit growth in Q3
•
Consumer Payments gross profit growth of approximately 2% year-over-year and 6% year-to-date
•
Business Payments gross profit growth of approximately 67% year-over-year and 33% year-to-date
•
Accelerated AP supplier network to over 330,000, an increase of approximately 42% year-over-year
•
Added three new integrated software partners to bring the total to 276 software relationships as of the end of the third quarter

1 Organic gross profit growth is a non-GAAP financial measure. See “Non-GAAP Financial Measures” and the reconciliation to its most comparable GAAP measure provided below for additional information.

•
Instant funding volumes increased by approximately 24% year-over-year
•
Added 13 new credit unions bringing total credit union clients to 313

Segments

The Company reports its financial results based on two reportable segments.

Consumer Payments – The Consumer Payments segment provides payment processing solutions (including debit and credit card processing, Automated Clearing House (“ACH”) processing and other electronic payment acceptance solutions, as well as REPAY’s loan disbursement product) that enable REPAY’S clients to collect payments from and disburse funds to consumers and includes its clearing and settlement solutions (“RCS”). RCS is REPAY’s proprietary clearing and settlement platform through which it markets customizable payment processing programs to other ISOs and payment facilitators. The strategic vertical markets served by the Consumer Payments segment primarily include personal loans, automotive loans, receivables management, credit unions, mortgage servicing, consumer healthcare and diversified retail.

Business Payments – The Business Payments segment provides payment processing solutions (including accounts payable automation, debit and credit card processing, virtual credit card processing, ACH processing and other electronic payment acceptance solutions) that enable REPAY’s clients to collect payments from or send payments to other businesses. The strategic vertical markets served within the Business Payments segment primarily include retail automotive, education, field services, governments and municipalities, healthcare, media, homeowner association management and hospitality.

Segment Revenue, Gross Profit, and Gross Profit Margin

	Three Months Ended September 30,			Nine Months Ended September 30,
($ in thousands)	2024	2023	% Change	2024	2023	% Change
Revenue
Consumer Payments	$69,189	$68,720	1%	$214,617	$204,622	5%
Business Payments	15,297	9,704	58%	35,566	28,170	26%
Elimination of intersegment revenues	(5,341)	(4,104)		(15,412)	(12,152)
Total revenue	$79,145	$74,320	6%	$234,771	$220,640	6%
Gross profit (1)
Consumer Payments	$54,889	$53,599	2%	$170,026	$159,929	6%
Business Payments	12,013	7,188	67%	27,077	20,421	33%
Elimination of intersegment revenues	(5,341)	(4,104)		(15,412)	(12,152)
Total gross profit	$61,561	$56,683	9%	$181,691	$168,198	8%

Total gross profit margin (2)	78%	76%		77%	76%
(1)
Gross profit represents revenue less costs of services (exclusive of depreciation and amortization).
(2)
Gross profit margin represents total gross profit / total revenue.

2024 Outlook Update

“REPAY’s solid year-to-date results gives us the confidence in double-digit Adjusted EBITDA growth and accelerating Free Cash Flow Conversion,” said Tim Murphy, CFO of REPAY. “We are updating our reported Free Cash Flow Conversion target from approximately 60% to approximately 65% as we benefited from a one-time net working capital impact during the year. Our focus in 2024 remains on profitable growth and reducing overall capex spending to achieve our targeted Free Cash Flow Conversion.”

REPAY updated its outlook for full year 2024, as shown below.

Full Year 2024 Outlook
Revenue	$314 - 320 million
Gross Profit	$245 - 250 million
Adjusted EBITDA	$139 - 142 million
Free Cash Flow Conversion (1)	~ 65%
(1)
Free Cash Flow Conversion represents Free Cash Flow / Adjusted EBITDA. Free Cash Flow and Adjusted EBITDA are non-GAAP financial measures. See “Non-GAAP Financial Measures” and the reconciliation of Free Cash Flow and Adjusted EBITDA to their most comparable GAAP measure provided below for additional information.

REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures, such as forecasted 2024 Adjusted EBITDA and Free Cash Flow Conversion, to the most directly comparable GAAP financial measure, because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have a significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

Conference Call

REPAY will host a conference call to discuss third quarter 2024 financial results today, November 12, 2024 at 5:00 pm ET. Hosting the call will be John Morris, CEO, and Tim Murphy, CFO. The call will be webcast live from REPAY’s investor relations website at https://investors.repay.com/investor-relations. The conference call can also be accessed live over the phone by dialing (877) 407-3982, or for international callers (201) 493-6780. A replay will be available one hour after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13748834. The replay will be available at https://investors.repay.com/investor-relations.

Non-GAAP Financial Measures

This report includes certain non-GAAP financial measures that management uses to evaluate the Company’s operating business, measure performance, and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as gain on debt extinguishment, loss on business disposition, non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, gain on debt extinguishment, loss on business disposition, non-cash impairment loss, non-cash charges and/or non-recurring charges, such as loss on business disposition, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, restructuring and other strategic initiative costs, other non-recurring charges, non-cash interest expense and net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Adjusted Net Income per share is a non-GAAP financial measure that represents Adjusted Net Income divided by the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of the outstanding units exchangeable for shares of Class A common stock) for the three and nine months ended September 30, 2024 and 2023 (excluding shares subject to forfeiture). Organic gross profit growth is a non-GAAP financial measure that represents year-on-year gross profit growth that excludes incremental gross profit attributable to acquisitions and divestitures made in the applicable prior period or any subsequent period. Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures. Free Cash Flow Conversion represents Free Cash Flow divided by Adjusted EBITDA. REPAY believes that Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, organic gross profit growth, Free Cash Flow and Free Cash Flow Conversion provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, net cash provided by operating activities, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled as the same or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider REPAY’s non-GAAP financial measures alongside other financial performance measures, including net income, net cash provided by operating activities and REPAY’s other financial results presented in accordance with GAAP.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “should,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s 2024 outlook update and other financial guidance, statements regarding REPAY’s market and growth opportunities, REPAY’s business strategy and the plans and objectives of management for future operations and the allocation of capital. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent Form 10-Qs, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, general economic slowdown or recession; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for clients, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

ir@repay.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Condensed Consolidated Statement of Operations (Unaudited)

	Three Months Ended September 30,		Nine Months ended September 30,
(in $ thousands, except per share data)	2024	2023	2024	2023
Revenue	$79,145	$74,320	$234,771	$220,640
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	17,584	17,637	53,080	52,442
Selling, general and administrative	36,707	35,279	108,963	111,974
Depreciation and amortization	25,529	26,523	79,328	79,146
Loss on business disposition	—	—	—	10,027
Total operating expenses	79,820	79,439	241,371	253,589
Loss from operations	(675)	(5,119)	(6,600)	(32,949)
Other income (expense)
Interest (expense) income, net	(1,310)	(103)	(376)	(1,413)
Gain on extinguishment of debt	13,136	—	13,136	—
Change in fair value of tax receivable liability	(6,479)	(3,234)	(12,758)	(3,716)
Other income (loss), net	67	(26)	62	(360)
Total other income (expense)	5,414	(3,363)	64	(5,489)
Income (loss) before income tax expense	4,739	(8,482)	(6,536)	(38,438)
Income tax benefit (expense)	(1,524)	1,998	149	(1,308)
Net income (loss)	$3,215	$(6,484)	$(6,387)	$(39,746)
Net loss attributable to non-controlling interest	(28)	(316)	(347)	(2,543)
Net income (loss) attributable to the Company	$3,243	$(6,168)	$(6,040)	$(37,203)

Weighted-average shares of Class A common stock outstanding - basic	88,263,285	91,160,415	90,426,364	89,658,318
Weighted-average shares of Class A common stock outstanding - diluted	103,129,907	91,160,415	90,426,364	89,658,318

Income (loss) per Class A share - basic	$0.04	$(0.07)	$(0.07)	$(0.41)
Income (loss) per Class A share - diluted	$0.03	$(0.07)	$(0.07)	$(0.41)

Condensed Consolidated Balance Sheets

(in $ thousands)	September 30, 2024 (Unaudited)	December 31, 2023
Assets
Cash and cash equivalents	$168,715	$118,096
Accounts receivable	41,124	36,017
Prepaid expenses and other	14,930	15,209
Total current assets	224,769	169,322

Property, plant and equipment, net	2,713	3,133
Restricted cash	46,540	26,049
Intangible assets, net	402,292	447,141
Goodwill	716,793	716,793
Operating lease right-of-use assets, net	11,564	8,023
Deferred tax assets	157,097	146,872
Other assets	2,500	2,500
Total noncurrent assets	1,339,499	1,350,511
Total assets	$1,564,268	$1,519,833

Liabilities
Accounts payable	$28,792	$22,030
Accrued expenses	52,246	32,906
Current operating lease liabilities	1,199	1,629
Current tax receivable agreement	—	580
Other current liabilities	1,026	318
Total current liabilities	83,263	57,463

Long-term debt	496,214	434,166
Noncurrent operating lease liabilities	10,958	7,247
Tax receivable agreement, net of current portion	201,273	188,331
Other liabilities	2,861	1,838
Total noncurrent liabilities	711,306	631,582
Total liabilities	$794,569	$689,045

Commitments and contingencies

Stockholders' equity
Class A common stock, $0.0001 par value; 2,000,000,000 shares authorized; 93,213,403 issued and 87,720,670 outstanding as of September 30, 2024; 92,220,494 issued and 90,803,984 outstanding as of December 31, 2023	9	9
Class V common stock, $0.0001 par value; 1,000 shares authorized and 100 shares issued and outstanding as of September 30, 2024 and December 31, 2023	—	—
Treasury stock, 5,492,733 and 1,416,510 shares as of September 30, 2024 and December 31, 2023, respectively	(53,782)	(12,528)
Additional paid-in capital	1,138,160	1,151,324
Accumulated deficit	(329,710)	(323,670)
Total Repay stockholders' equity	$754,677	$815,135
Non-controlling interests	15,022	15,653
Total equity	769,699	830,788
Total liabilities and equity	$1,564,268	$1,519,833

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Nine Months Ended September 30,
(in $ thousands)	2024	2023
Cash flows from operating activities
Net loss	$(6,387)	$(39,746)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	79,328	79,146
Stock based compensation	18,495	16,256
Amortization of debt issuance costs	2,185	2,136
Loss on business disposition	—	10,027
Gain on extinguishment of debt	(13,136)	—
Other loss	—	273
Fair value change in tax receivable agreement liability	12,758	3,716
Deferred tax expense	(149)	1,308
Change in accounts receivable	(5,107)	(4,857)
Change in prepaid expenses and other	279	4,161
Change in operating lease ROU assets	(3,541)	389
Change in accounts payable	6,762	(1,948)
Change in accrued expenses and other	19,339	(1,544)
Change in operating lease liabilities	3,281	(424)
Change in other liabilities	1,731	(142)
Net cash provided by operating activities	115,838	68,751

Cash flows from investing activities
Purchases of property and equipment	(782)	(1,062)
Capitalized software development costs	(33,278)	(36,678)
Proceeds from sale of business, net of cash retained	—	40,273
Net cash provided by (used in) investing activities	(34,060)	2,533

Cash flows from financing activities
Issuance of long-term debt	287,500	—
Payments on long-term debt	(205,150)	(20,000)
Payments of debt issuance costs	(9,350)	—
Payments for tax withholding related to shares vesting under Incentive Plan	(2,720)	(1,510)
Treasury shares repurchased	(41,577)	—
Stock options exercised	395	—
Distributions to Members	—	(947)
Purchase of capped calls related to issuance of convertible notes	(39,186)	—
Payment of Tax Receivable Agreement	(580)	—
Payment of contingent consideration liability up to acquisition-date fair value	—	(1,000)
Net cash used in financing activities	(10,668)	(23,457)

Increase in cash, cash equivalents and restricted cash	71,110	47,827
Cash, cash equivalents and restricted cash at beginning of period	$144,145	$93,563
Cash, cash equivalents and restricted cash at end of period	$215,255	$141,390

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$643	$840
Income taxes	$2,045	$1,201

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

For the Three Months Ended September 30, 2024 and 2023

(Unaudited)

	Three Months ended September 30,
(in $ thousands)	2024	2023
Revenue	$79,145	$74,320
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$17,584	$17,637
Selling, general and administrative	36,707	35,279
Depreciation and amortization	25,529	26,523
Total operating expenses	$79,820	$79,439
Loss from operations	$(675)	$(5,119)
Other income (expense)
Interest (expense) income, net	(1,310)	(103)
Gain on extinguishment of debt	13,136	—
Change in fair value of tax receivable liability	(6,479)	(3,234)
Other income (loss), net	67	(26)
Total other income (expense)	5,414	(3,363)
Income (loss) before income tax expense	4,739	(8,482)
Income tax benefit (expense)	(1,524)	1,998
Net income (loss)	$3,215	$(6,484)

Add:
Interest expense (income), net	1,310	103
Depreciation and amortization (a)	25,529	26,523
Income tax benefit	1,524	(1,998)
EBITDA	$31,578	$18,144

Gain on extinguishment of debt (b)	(13,136)	—
Non-cash change in fair value of assets and liabilities (c)	6,479	3,234
Share-based compensation expense (d)	6,477	5,686
Transaction expenses (e)	937	812
Restructuring and other strategic initiative costs (f)	2,202	3,084
Other non-recurring charges (g)	562	894
Adjusted EBITDA	$35,099	$31,854

Quarterly Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

(Unaudited)

	Three Months ended
(in $ thousands)	December 31, 2023	March 31, 2024	June 30, 2024
Net income (loss)	$(77,674)	$(5,365)	$(4,237)

Add:
Interest expense (income), net	(365)	(380)	(554)
Depreciation and amortization (a)	24,711	27,028	26,771
Income tax (benefit) expense	(3,423)	302	(1,975)
EBITDA	$(56,751)	$21,585	$20,005

Non-cash impairment loss (i)	75,750	—	—
Non-cash change in fair value of assets and liabilities (c)	3,778	2,913	3,366
Share-based compensation expense (d)	5,899	6,923	5,874
Transaction expenses (e)	921	677	414
Restructuring and other strategic initiative costs (f)	3,372	2,184	2,584
Other non-recurring charges (g)	520	1,231	1,485
Adjusted EBITDA	$33,489	$35,513	$33,728

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA

For the Nine Months Ended September 30, 2024 and 2023

(Unaudited)

	Nine Months ended September 30,
(in $ thousands)	2024	2023
Revenue	$234,771	$220,640
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$53,080	$52,442
Selling, general and administrative	108,963	111,974
Depreciation and amortization	79,328	79,146
Loss on business disposition	—	10,027
Total operating expenses	$241,371	$253,589
Loss from operations	$(6,600)	$(32,949)
Other income (expense)
Interest (expense) income, net	(376)	(1,413)
Gain on extinguishment of debt	13,136	—
Change in fair value of tax receivable liability	(12,758)	(3,716)
Other income (loss), net	62	(360)
Total other income (expense)	64	(5,489)
Income (loss) before income tax expense	(6,536)	(38,438)
Income tax benefit (expense)	149	(1,308)
Net income (loss)	$(6,387)	$(39,746)

Add:
Interest expense (income), net	376	1,413
Depreciation and amortization (a)	79,328	79,146
Income tax (benefit) expense	(149)	1,308
EBITDA	$73,168	$42,121

Loss on business disposition (h)	—	10,027
Non-cash impairment loss (i)	—	50
Gain on extinguishment of debt (b)	(13,136)	—
Non-cash change in fair value of assets and liabilities (c)	12,758	3,716
Share-based compensation expense (d)	19,274	16,257
Transaction expenses (e)	2,028	7,602
Restructuring and other strategic initiative costs (f)	6,970	8,536
Other non-recurring charges (g)	3,278	5,008
Adjusted EBITDA	$104,340	$93,317

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income

For the Three Months Ended September 30, 2024 and 2023

(Unaudited)

	Three Months ended September 30,
(in $ thousands)	2024	2023
Revenue	$79,145	$74,320
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$17,584	$17,637
Selling, general and administrative	36,707	35,279
Depreciation and amortization	25,529	26,523
Total operating expenses	$79,820	$79,439
Loss from operations	$(675)	$(5,119)
Interest (expense) income, net	(1,310)	(103)
Gain on extinguishment of debt	13,136	—
Change in fair value of tax receivable liability	(6,479)	(3,234)
Other income (loss), net	67	(26)
Total other income (expense)	5,414	(3,363)
Income (loss) before income tax expense	4,739	(8,482)
Income tax benefit (expense)	(1,524)	1,998
Net income (loss)	$3,215	$(6,484)

Add:
Amortization of acquisition-related intangibles (j)	19,111	19,786
Gain on extinguishment of debt (b)	(13,136)	—
Non-cash change in fair value of assets and liabilities (c)	6,479	3,234
Share-based compensation expense (d)	6,477	5,686
Transaction expenses (e)	937	812
Restructuring and other strategic initiative costs (f)	2,202	3,084
Other non-recurring charges (g)	562	894
Non-cash interest expense (k)	762	712
Pro forma taxes at effective rate (l)	(5,364)	(7,828)
Adjusted Net Income	$21,245	$19,896

Shares of Class A common stock outstanding (on an as-converted basis) (m)	94,074,811	97,052,574
Adjusted Net Income per share	$0.23	$0.21

Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income

For the Nine Months Ended September 30, 2024 and 2023

(Unaudited)

	Nine Months ended September 30,
(in $ thousands)	2024	2023
Revenue	$234,771	$220,640
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$53,080	$52,442
Selling, general and administrative	108,963	111,974
Depreciation and amortization	79,328	79,146
Loss on business disposition	—	10,027
Total operating expenses	$241,371	$253,589
Loss from operations	$(6,600)	$(32,949)
Other expenses
Interest (expense) income, net	(376)	(1,413)
Gain on extinguishment of debt	13,136	—
Change in fair value of tax receivable liability	(12,758)	(3,716)
Other income (loss), net	62	(360)
Total other income (expense)	64	(5,489)
Income (loss) before income tax expense	(6,536)	(38,438)
Income tax benefit (expense)	149	(1,308)
Net income (loss)	$(6,387)	$(39,746)

Add:
Amortization of acquisition-related intangibles (j)	58,549	60,673
Loss on business disposition (h)	—	10,027
Non-cash impairment loss (i)	—	50
Gain on extinguishment of debt (b)	(13,136)	—
Non-cash change in fair value of assets and liabilities (c)	12,758	3,716
Share-based compensation expense (d)	19,274	16,257
Transaction expenses (e)	2,028	7,602
Restructuring and other strategic initiative costs (f)	6,970	8,536
Other non-recurring charges (g)	3,278	5,008
Non-cash interest expense (k)	2,186	2,136
Pro forma taxes at effective rate (l)	(20,135)	(15,658)
Adjusted Net Income	$65,385	$58,601

Shares of Class A common stock outstanding (on an as-converted basis) (m)	96,259,523	96,778,735
Adjusted Net Income per share	$0.68	$0.61

Reconciliation of Operating Cash Flow to Free Cash Flow

For the Three and Nine Months Ended September 30, 2024 and 2023

(Unaudited)

	Three Months ended September 30,		Nine Months ended September 30,
(in $ thousands)	2024	2023	2024	2023
Net cash provided by operating activities	$60,058	$27,967	$115,838	$68,751
Capital expenditures
Cash paid for property and equipment	(211)	(948)	(782)	(1,062)
Capitalized software development costs	(11,029)	(13,078)	(33,278)	(36,678)
Total capital expenditures	(11,240)	(14,026)	(34,060)	(37,740)
Free cash flow	$48,818	$13,941	$81,778	$31,011

Free cash flow conversion	139%	44%	78%	33%

Quarterly Reconciliation of Operating Cash Flow to Free Cash Flow

(Unaudited)

	Three Months ended
(in $ thousands)	December 31, 2023	March 31, 2024	June 30, 2024
Net cash provided by operating activities	$34,863	$24,801	$30,979
Capital expenditures
Cash paid for property and equipment	(183)	(87)	(484)
Capitalized software development costs	(12,893)	(11,042)	(11,207)
Total capital expenditures	(13,076)	(11,129)	(11,691)
Free cash flow	$21,787	$13,672	$19,288

Free cash flow conversion	65%	38%	57%

Reconciliation of Gross Profit Growth to Organic Gross Profit Growth

For the Year-over-Year Change Between the Nine Months Ended September 30, 2024 and 2023

(Unaudited)

Q3 Year-to-Date YoY Change
Gross profit growth	8%
Less: Growth from acquisitions and dispositions	(1%)
Organic gross profit growth (n)	9%

(a)
See footnote (j) for details on amortization and depreciation expenses.
(b)
Reflects a gain on the repurchase of 2026 Notes principal, net of a write-off of debt issuance costs relating to the repurchased principal.
(c)
Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement.
(d)
Represents compensation expense associated with equity compensation plans.
(e)
Primarily consists of (i) during the three and nine months ended September 30, 2024, the three months ended June 30, 2024 and the three months ended March 31, 2024, professional service fees incurred in connection with prior transactions, and (ii) during the three and nine months ended September 30, 2023 and the three months ended

December 31, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software.
(f)
Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course.
(g)
For the three and nine months ended September 30, 2024, the three months ended June 30, 2024 and the three months ended March 31, 2024, reflects franchise taxes and other non-income based taxes, non-recurring legal and other litigation expenses and payments made to third-parties in connection with our IT security and personnel. For the three and nine months ended September 30, 2023 and the three months ended December 31, 2023, reflects non-recurring payments made to third-parties in connection with an expansion of our personnel, one-time payments to certain partners and franchise taxes and other non-income based taxes.
(h)
Reflects the loss recognized related to the disposition of Blue Cow.
(i)
For the nine months ended September 30, 2023, reflects impairment loss related to a trade name write-off of Media Payments. For the three months ended December 31, 2023, reflects non-cash goodwill impairment loss related to the Business Payments segment.
(j)
Reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See additional information below for an analysis of amortization expenses:

	Three Months ended September 30,		Nine Months ended September 30,
(in $ thousands)	2024	2023	2024	2023
Acquisition-related intangibles	$19,111	$19,786	$58,549	$60,673
Software	6,008	6,391	19,577	16,639
Amortization	$25,119	$26,177	$78,126	$77,312
Depreciation	410	346	1,202	1,834
Total Depreciation and amortization (1)	$25,529	$26,523	$79,328	$79,146

	Three Months ended
(in $ thousands)	December 31, 2023	March 31, 2024	June 30, 2024
Acquisition-related intangibles	$20,969	$19,736	$19,702
Software	3,150	6,713	6,856
Amortization	$24,119	$26,449	$26,558
Depreciation	592	579	213
Total Depreciation and amortization (1)	$24,711	$27,028	$26,771
(1)
Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

(k)
Represents amortization of non-cash deferred debt issuance costs.
(l)
Represents pro forma income tax adjustment effect associated with items adjusted above.
(m)
Represents the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of outstanding Post-Merger Repay Units) for the three and nine months ended September 30, 2024 and 2023. These numbers do not include any shares issuable upon conversion of the Company’s convertible senior notes. See the reconciliation of basic weighted average shares outstanding to the non-GAAP Class A common stock outstanding on an as-converted basis for each respective period below:

	Three Months ended September 30,		Nine Months ended September 30,
	2024	2023	2024	2023
Weighted average shares of Class A common stock outstanding - basic	88,263,285	91,160,415	90,426,364	89,658,318
Add: Non-controlling interests
Weighted average Post-Merger Repay Units exchangeable for Class A common stock	5,811,526	5,892,159	5,833,159	7,120,417
Shares of Class A common stock outstanding (on an as-converted basis)	94,074,811	97,052,574	96,259,523	96,778,735

(n)
Represents year-on-year gross profit growth that excludes incremental gross profit attributable to acquisitions and dispositions made in the applicable prior period or any subsequent period.